ACT Confirms Clinical Trial Participant Showed Improvement
in Vision from 20/400 to 20/40 Following Treatment

MARLBOROUGH, Mass. – May 16, 2013 – Advanced Cell Technology, Inc. (“ACT”; OTCBB: ACTC), a leader in the field of regenerative medicine, today confirmed that the vision of a patient enrolled in a clinical investigation of the company’s retinal pigment epithelial (RPE) cells derived from human embryonic stem cells (hESCs) has improved from 20/400 to 20/40 following treatment. The improvement was first reported on May 15, 2013, in a news article published by Reuters.

“We continue to be encouraged by the progress we see in our ongoing clinical investigations, though the results included in the article were confidential and not intended for publication at that time,” commented Gary Rabin, chairman and CEO of ACT. “Our plan is still to publish additional results from the clinical investigations when we have a significant aggregation of data.”

ACT is currently enrolling patients in three clinical trials in the U.S. and Europe for treatment of Stargardt’s macular dystrophy (SMD) and dry age-related macular degeneration (dry AMD) with hESC-derived RPE cells. These trials are prospective, open-label studies, designed to determine the safety and tolerability of hESC-derived RPE cells following sub-retinal transplantation into patients with dry AMD or SMD at 12 months, the study’s primary endpoint.

ACT cautions that the improvement in the patient’s vision reported in this press release may not be indicative of future results of clinical trials of the RPE cells derived from hESCs. The information included in this press release should be considered in the context of ACT’s filings with the U.S. Securities and Exchange Commission, including the risk factors included in our most recent annual report on Form 10-K and quarterly report on Form 10-Q.

About Advanced Cell Technology, Inc.

Advanced Cell Technology, Inc. is a biotechnology company applying cellular technology in the field of regenerative medicine. For more information, visit http://www.advancedcell.com.

Forward-Looking Statements

Statements in this news release regarding plans for publishing additional results from ACT’s clinical investigation, future prospects for our research and development programs, potential applications of our technology, opportunities for ACT and any other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: risks inherent in the development and commercialization of potential products, protection of our intellectual property, and economic conditions generally. Additional information on potential factors that could affect our results and other risks and uncertainties are detailed from time to time in ACT’s periodic reports, including ACT’s report on Form 10-K for the year ended December 31, 2012 and ACT’s report on Form 10-Q for the quarter ended March 31, 2013. Forward-looking statements are based on the beliefs, opinions and expectations of ACT’s management at the time they are made, and ACT does not assume any obligation to update its forward-looking statements if those beliefs, opinions, expectations, or other circumstances should change. Forward-looking statements are based on the beliefs, opinions and expectations of ACT’s management at the time they are made, and ACT does not assume any obligation to update its forward-looking statements if those beliefs, opinions, expectations or other circumstances should change. There can be no assurance that ACT’s clinical trials will be successful.

Contact:

Investors:
CEOcast, Inc., James Young, 212-732-4300

Press:
ACT Corporate Communications, Bill Douglass, 646-450-3615

or:

Russo Partners, David Schull, 858-717-2310